UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08388

Morgan Stanley Asia-Pacific Fund, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas 22nd Floor New York, NY			10020
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 1221 Avenue of the Americas, 33rd Floor New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-221-6726

Date of fiscal year end:	12/31

Date of reporting period:	6/30/05

Form N-CSR is to be used by management investment companies to file  reports with the Commission not later than 10 days after the transmission to  stockholders of any report that is required to be transmitted to stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its  regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form  N-CSR, and the Commission will make this information public. A registrant is  not required to respond to the collection of information contained in Form  N-CSR unless the Form displays a currently valid Office of Management and  Budget ("OMB") control number. Please direct comments concerning the accuracy  of the information collection burden estimate and any suggestions for reducing  the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street,  NW, Washington, DC 20549-0609. The OMB has reviewed this collection of  information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

2005 Semi-Annual Report

June 30, 2005

Morgan Stanley Asia-Pacific Fund, Inc.

Morgan Stanley

Investment Management Inc.

Investment Adviser

Morgan Stanley Asia-Pacific Fund, Inc.

Directors

Charles A. Fiumefreddo

Michael Bozic

Edwin J. Garn

Wayne E. Hedien

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael Nugent

Fergus Reid

Officers

Charles A. Fiumefreddo

Chairman of the Board

Mitchell M. Merin

President

Ronald E. Robison

Executive Vice President

and Principal Executive

Officer

Joseph J. McAlinden

Vice President

Barry Fink

Vice President

Amy R. Doberman

Vice President

Stefanie V. Chang

Vice President

James W. Garrett

Treasurer and Chief

Financial Officer

Carsten Otto

Chief Compliance Officer

Michael J. Leary

Assistant Treasurer

Mary E. Mullin

Secretary

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Custodian

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
1(800) 278-4353

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call 1(800) 221-6726 or visit our website at www.morganstanley.com/im.

© 2005 Morgan Stanley

Morgan Stanley Asia-Pacific Fund, Inc.

Letter to Stockholders	Overview

Performance

For the six months ended June 30, 2005, the Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”) had a total return, based on net asset value per share of 0.16%, net of fees, compared to -0.23% for its benchmark. The benchmark for the Fund is comprised of two Morgan Stanley Capital International (MSCI) indices; Japan Net and All-Country Asia-Pacific Free ex-Japan Net (the “Index”), with each index weighted equally.  On June 30, 2005, the closing price of the Fund shares on the New York Stock Exchange was $13.12, representing a 10.1% discount to the Fund’s net asset value per share.

Factors Affecting Performance

•                  Stock selection was positive and was the major contributor to performance.

•                  From a top down perspective, the Fund’s relative underweight country bias in Japan and overweight bias in Hong Kong were positive but the Fund’s underweight in Australia detracted from performance.

•                  The Fund’s holdings in Japan selected from the capital goods sector supported relative performance with steady earnings announcements made in May and June. In addition, the Fund’s zero exposure to the banking sector contributed to performance.

•                  On the other hand, a disappointing announcement made by a pharmaceutical company in the portfolio had investors feeling pessimistic about their future earnings potential, which negatively affected the Fund’s contribution from the pharmaceutical sector.

•                  Some export-oriented companies declined with selling pressure from investors seeking to lock profits due to concerns over negative affects of rising oil prices and concerns over growth in the U.S. economy.

•                  The Fund’s underweight exposure to the utilities sector, which is generally expected to provide a higher dividend yield, detracted from relative performance. While the Japanese equity markets generally advanced during the period in review, a weakening Japanese yen against the U.S. dollar was a drag on performance.

•                  Japanese markets were favorable during the first half of 2005, although volatile, and earnings for the fiscal year ending March 2005 were announced and slightly better than companies’ original forecasts. Asia ex-Japan rallied in the first half of the year with most posting positive returns at the end of June. Pakistan, Indonesia and South Korea led positive performers with double-digit returns while Malaysia and Thailand lagged their peers.

Management Strategies

•                  We believe that valuations of larger and smaller Japanese companies have converged and going forward there might be less “structural selling” by banks as they have significantly reduced non-performing loans and have generally met their tier one capital requirements. With corporate profit forecasts for next year being too conservative, in our view, the market in Japan and in particular it’s larger companies look very compelling and we believe they have already discounted some negative headlines.

•                  We maintain our positive outlook for Asian equities in the medium to long-term. Asia ex-Japan continues to look attractive as an asset class in an environment of 3-4% global growth. Underlying growth drivers are still intact, Asia continues to trade at a relative discount and may be poised to grow faster than developed regions like North America and Europe. In our view, a sharp downward market correction is unlikely; however, China’s growth may slow to a more moderate sustainable rate. With global growth hinged to a great extent on the strength of both the U.S. and Chinese economies, we continue to monitor U.S. consumption growth which is likely to be anemic given the rise of interest rates and the extremely high leverage in the economy. We continue to focus the Fund on economies where we believe growth drivers are more endogenous and domestic demand oriented.

Sincerely,

Ronald E. Robison
Executive Vice President—
Principal Executive Officer

July 2005

Morgan Stanley Asia-Pacific Fund, Inc.

Investment Advisory Agreement Approval	June 30, 2005 (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable.  The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.  (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the “Adviser” and the Advisory, Sub-Advisory and Administration Agreements together are referred to as the “Management Agreement.”)  The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Fund’s performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the “Lipper Reports”), compared to the performance of comparable funds selected by Lipper (the “performance peer group”), and noted that the Fund’s performance was lower than its performance peer group average for the three- and five-year periods but better for the one-year period. The Board considered that the Fund’s performance, relative to its performance peer group, has improved during the last year from the two prior periods. The Board concluded that the Fund’s performance was improving and could reasonably be expected to be competitive with its performance peer group.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the advisory and administrative fees (together, the “management fee”) paid by the Fund under the Management Agreement and the total expense ratio of the Fund. The Board noted that: (i) the Fund’s management fee rate was lower than the average management fee rate for funds, selected by Lipper (the “expense peer group”), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report for the Fund; and (ii) the Fund’s total expense ratio was also lower than the average total expense ratio of the funds included in the Fund’s expense peer group. The Board concluded that the Fund’s management fee and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is closed-end and is not a growth fund and, therefore, that the Fund’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for this Fund were not a factor that needed to be considered.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Fund and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser’s profitability. Based on their review of the information they

Morgan Stanley Asia-Pacific Fund, Inc.

Investment Advisory Agreement Approval (cont’d)	June 30, 2005 (unaudited)

received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called “fall-out benefits” derived by the Adviser and its affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as “float” benefits derived from handling of checks for purchases and sales of Fund shares through a broker-dealer affiliate of the Adviser and “soft dollar” benefits (discussed in the next section).  The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Fund through an electronic trading system network (“ECN”).  The Board considered the float benefits and the above-referenced ECN-related revenue and concluded that they were relatively small.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund.  The Adviser informed the Board that it does not use Fund commissions to pay for third party research.  It does use commissions to pay for research which is bundled with execution services.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Morgan Stanley Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser’s operations remain profitable, although increased expenses in recent years have reduced the Adviser’s profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its stockholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments	June 30, 2005 (unaudited)

	Shares	Value (000)
COMMON STOCKS (95.6%) (Unless Otherwise Noted)
Australia (9.4%)
Beverages
Lion Nathan Ltd.	178,700	$1,027
Biotechnology
CSL Ltd.	100,850	2,574
Commercial Banks
Australia & New Zealand Banking Group Ltd.	270,809	4,466
National Australia Bank Ltd.	154,950	3,619
Westpac Banking Corp.	31,500	477
		8,562
Commercial Services & Supplies
Brambles Industries Ltd.	426,300	2,642
Downer EDI Ltd.	634,000	2,555
		5,197
Construction & Engineering
Leighton Holdings Ltd.	130,750	1,139
Insurance
AMP Ltd.	780,300	3,822
Insurance Australia Group Ltd.	209,500	954
QBE Insurance Group Ltd.	278,000	3,383
		8,159
Metals & Mining
BHP Billiton Ltd.	557,577	7,625
Newcrest Mining Ltd.	36,750	485
Rio Tinto Ltd.	181,800	6,166
		14,276
Paper & Forest Products
Gunns Ltd.	357,800	1,165
Real Estate
Mirvac Group	286,400	777
Westfield Group	195,800	2,637
		3,414
Textiles, Apparel & Luxury Goods
Billabong International Ltd.	335,550	3,467
		48,980
China (2.2%)
Airlines
Air China Ltd., ‘H’	(a)2,155,000	725
Communications Equipment
China Techfaith Wireless Communication Technology Ltd. ADR	(a)45,500	741
Foxconn International Holdings Ltd.	(a)1,049,000	$780
		1,521
Electric Utilities
Huadian Power International Co.	2,274,000	640
Electronic Equipment & Instruments
Kingboard Chemical Holdings Ltd.	638,000	2,031
Food & Staples Retailing
Lianhua Supermarket Holdings Co., Ltd., ‘H’	686,000	781
Health Care Equipment & Supplies
Moulin Global Eyecare Holdings Ltd.	(b)1,616,000	@—
Household Durables
Grande Holdings Ltd.	1,179,000	1,098
Insurance
China Life Insurance Co., Ltd., ‘H’	(a)1,250,000	851
Ping An Insurance Group Co. of China Ltd., ‘H’	569,000	912
		1,763
Metals & Mining
Asia Aluminum Holdings Ltd.	7,298,000	857
Yanzhou Coal Mining Co., Ltd., ‘H’	1,462,400	1,141
		1,998
Textiles, Apparel & Luxury Goods
Fountain Set Holdings Ltd.	1,258,000	645
		11,202
Hong Kong (8.8%)
Distributors
Li & Fung Ltd.	742,000	1,535
Food Products
Global Bio-Chem Technology Group Co., Ltd.	1,664,000	1,030
Hotels, Restaurants & Leisure
China Travel International Investment Hong Kong Ltd.	2,650,000	798
Household Durables
Techtronic Industries Co.	1,343,000	3,392
Industrial Conglomerates
Hutchison Whampoa Ltd.	175,000	1,573
Real Estate
Cheung Kong Holdings Ltd.	271,000	2,629
Great Eagle Holdings Ltd.	1,091,000	2,727
Henderson Land Development Co., Ltd.	656,000	3,134
Hysan Development Co., Ltd.	1,070,000	2,220

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

	Shares	Value (000)
Hong Kong (cont’d)
Real Estate (cont’d)
New World Development Ltd.	5,284,800	$6,465
Swire Pacific Ltd., ‘A’	241,000	2,123
		19,298
Specialty Retail
Esprit Holdings Ltd.	2,039,500	14,678
Textiles, Apparel & Luxury Goods
Victory City International Holdings Ltd.	3,178,000	1,027
Wireless Telecommunication Services
China Mobile Hong Kong Ltd.	590,000	2,182
		45,513
India (2.4%)
Auto Components
Amtek Auto Ltd.	34,000	133
Automobiles
Hero Honda Motors Ltd.	101,075	1,343
Commercial Banks
State Bank of India Ltd.	(b)145,235	2,558
Union Bank of India Ltd.	1,012,000	2,509
		5,067
Electrical Equipment
Bharat Heavy Electricals Ltd.	171,937	3,418
Metals & Mining
Tata Iron & Steel Co., Ltd.	165	1
Textiles, Apparel & Luxury Goods
Raymond Ltd.	317,700	2,419
		12,381
Indonesia (1.7%)
Commercial Banks
Bank Central Asia Tbk PT	3,960,000	1,459
Bank Internasional Indonesia Tbk PT	81,850,000	1,468
Bank Rakyat Indonesia PT	5,835,500	1,731
		4,658
Construction Materials
Indocement Tunggal Prakarsa Tbk PT	(a)2,479,500	872
Metals & Mining
Bumi Resources Tbk PT	(a)14,347,000	1,218
Multiline Retail
Ramayana Lestari Sentosa Tbk PT	8,035,000	740
Real Estate
Kawasan Industries Jababeka Tbk PT	(a)63,752,000	810
Tobacco
Gudang Garam Tbk PT	319,500	$414
		8,712
Japan (46.7%)
Automobiles
Nissan Motor Co., Ltd.	743,900	7,324
Suzuki Motor Corp.	279,400	4,379
Toyota Motor Corp.	204,900	7,326
Yamaha Motor Co., Ltd.	209,900	3,821
		22,850
Building Products
Daikin Industries Ltd.	204,000	5,079
Sanwa Shutter Corp.	369,000	2,121
		7,200
Chemicals
Daicel Chemical Industries Ltd.	731,000	3,828
Denki Kagaku Kogyo KK	1,050,000	3,758
Kaneka Corp.	520,000	5,808
Lintec Corp.	170,300	2,733
Mitsubishi Chemical Corp.	1,142,000	3,325
Nifco, Inc.	182,300	2,761
Shin-Etsu Polymer Co., Ltd.	348,000	2,762
Teijin Ltd.	616,000	2,853
Toyo Ink Manufacturing Co., Ltd.	315,000	1,192
		29,020
Commercial Services & Supplies
Dai Nippon Printing Co., Ltd.	220,000	3,535
Nissha Printing Co., Ltd.	67,000	1,150
		4,685
Computers & Peripherals
Fujitsu Ltd.	998,000	5,194
Mitsumi Electric Co., Ltd.	232,700	2,387
NEC Corp.	920,000	4,945
Toshiba Corp.	1,473,000	5,837
		18,363
Construction & Engineering
Kyudenko Corp.	220,000	1,322
Maeda Road Construction Co., Ltd.	60,000	426
Obayashi Corp.	608,000	3,246
Sanki Engineering Co., Ltd.	78,000	553
		5,547
Consumer Finance
Hitachi Capital Corp.	204,600	4,032
Diversified Telecommunication Services
Nippon Telegraph & Telephone Corp.	877	3,759

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

	Shares	Value (000)
Japan (cont’d)
Electric Utilities
Tokyo Electric Power Co., Inc.	162,800	$3,886
Electrical Equipment
Furukawa Electric Co., Ltd.	(a)500,000	1,927
Electronic Equipment & Instruments
Hitachi Ltd.	880,000	5,329
Kyocera Corp.	63,100	4,808
Ryosan Co., Ltd.	107,900	2,574
TDK Corp.	68,400	4,642
		17,353
Food & Staples Retailing
FamilyMart Co., Ltd.	147,200	4,214
Food Products
House Foods Corp.	124,300	1,836
Nippon Meat Packers, Inc.	210,000	2,434
		4,270
Household Durables
Casio Computer Co., Ltd.	331,000	4,310
Matsushita Electric Industrial Co., Ltd.	520,000	7,891
Rinnai Corp.	82,600	2,030
Sangetsu Co., Ltd.	12,000	296
Sekisui Chemical Co., Ltd.	570,000	3,910
Sekisui House Ltd.	369,000	3,713
Sony Corp.	126,700	4,364
		26,514
Leisure Equipment & Products
Fuji Photo Film Co., Ltd.	157,000	5,108
Yamaha Corp.	294,900	4,583
		9,691
Machinery
Amada Co., Ltd.	480,000	3,247
Daifuku Co., Ltd.	370,000	3,501
Fuji Machine Manufacturing Co., Ltd.	162,100	1,860
Fujitec Co., Ltd.	186,000	959
Kurita Water Industries Ltd.	262,700	4,042
Minebea Co., Ltd.	529,000	2,127
Mitsubishi Heavy Industries Ltd.	1,580,000	4,121
Tsubakimoto Chain Co.	609,000	2,828
		22,685
Media
Toho Co., Ltd.	78,700	1,130
Office Electronics
Canon, Inc.	143,000	7,491
Ricoh Co., Ltd.	345,000	$5,361
		12,852
Pharmaceuticals
Astellas Pharmaceutical, Inc.	157,100	5,362
Ono Pharmaceutical Co., Ltd.	100,000	4,725
Sankyo Co., Ltd.	217,200	4,157
		14,244
Real Estate
Mitsubishi Estate Co., Ltd.	257,000	2,813
Road & Rail
East Japan Railway Co.	807	4,137
Semiconductors & Semiconductor Equipment
Rohm Co., Ltd.	32,000	3,070
Software
Nintendo Co., Ltd.	56,000	5,834
Textiles, Apparel & Luxury Goods
Nisshinbo Industries, Inc.	278,000	2,267
Trading Companies & Distributors
Hitachi High-Technologies Corp.	73,600	1,118
Mitsubishi Corp.	457,000	6,183
Nagase & Co., Ltd.	207,000	2,101
		9,402
Transportation Infrastructure
Mitsubishi Logistics Corp.	80,000	813
		242,558
Malaysia (0.4%)
Construction & Engineering
Road Builder (Malaysia) Holdings Bhd	452,500	283
Electric Utilities
Tenaga Nasional Bhd	398,000	1,099
Real Estate
Bandar Raya Developments Bhd	1,238,200	489
MK Land Holdings Bhd	1,288,000	372
		861
		2,243
Singapore (2.9%)
Airlines
Singapore Airlines Ltd.	367,000	2,434
Commercial Banks
Oversea-Chinese Banking Corp.	589,200	4,049
Computers & Peripherals
Unisteel Technology Ltd.	1,401,000	1,406
Electronic Equipment & Instruments
Venture Corp., Ltd.	171,000	1,619

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

	Shares	Value (000)
Singapore (cont’d)
Hotels, Restaurants & Leisure
City Developments Ltd.	380,000	$1,683
Machinery
Hyflux Ltd.	715,000	1,795
Real Estate
CapitaLand Ltd.	1,464,000	2,062
		15,048
South Korea (9.0%)
Airlines
Korean Air Lines Co., Ltd.	32,260	543
Auto Components
Hankook Tire Co., Ltd.	263,090	3,156
Hyundai Mobis	61,000	4,082
Kumho Tire Co., Inc. GDR	(a)59,890	434
		7,672
Automobiles
Hyundai Motor Co.	35,200	1,944
Hyundai Motor Co. (Preference)	20,270	722
		2,666
Capital Markets
Daishin Securities Co., Ltd.	26,540	356
Commercial Banks
Pusan Bank	213,680	1,892
Shinhan Financial Group Co., Ltd.	30,720	795
		2,687
Construction & Engineering
Doosan Heavy Industries and Construction Co., Ltd.	197,460	3,217
GS Engineering & Construction Corp.	37,630	1,237
		4,454
Electronic Equipment & Instruments
Samsung SDI Co., Ltd.	22,720	2,121
Food Products
Orion Corp.	18,020	2,653
Insurance
Samsung Fire & Marine Insurance Co., Ltd.	17,480	1,413
Machinery
Doosan Infracore Co., Ltd.	72,700	634
Hyundai Heavy Industries Co., Ltd.	26,050	1,302
STX Shipbuilding Co., Ltd.	44,710	1,051
		2,987
Oil & Gas
S-Oil Corp.	16,780	1,335
SK Corp.	33,640	$1,780
		3,115
Semiconductors & Semiconductor Equipment
Samsung Electronics Co., Ltd.	18,267	8,655
Samsung Electronics Co., Ltd. (Preference)	12,840	4,191
		12,846
Textiles, Apparel & Luxury Goods
Cheil Industries, Inc.	105,550	1,698
Tobacco
KT&G Corp.	37,520	1,468
		46,679
Taiwan (8.7%)
Auto Components
Cheng Shin Rubber Industry Co., Ltd.	588,552	659
Commercial Banks
Chinatrust Financial Holding Co., Ltd.	3,267,850	3,555
Mega Financial Holding Co., Ltd.	1,987,000	1,304
Taishin Financial Holdings Co., Ltd.	2,266,434	1,896
		6,755
Computers & Peripherals
Acer, Inc.	207,310	407
Catcher Technology Co., Ltd.	577,200	3,318
Infortrend Technology, Inc.	870,210	1,816
		5,541
Construction & Engineering
CTCI Corp.	1,830,384	1,003
Diversified Financial Services
Fubon Financial Holding Co., Ltd. GDR	49,118	474
Polaris Securities Co., Ltd.	1,460,890	721
		1,195
Electrical Equipment
Chaun-Choung Technology Corp.	353,745	743
Phoenixtec Power Co., Ltd.	981,885	1,054
		1,797
Electronic Equipment & Instruments
AU Optronics Corp.	(a)816,000	1,356
Delta Electronics, Inc.	790,371	1,224
Delta Electronics, Inc. GDR	(a)122,539	953
Hon Hai Precision Industry Co., Ltd.	826,205	4,276
Hon Hai Precision Industry Co., Ltd. GDR	30,700	318

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

	Shares	Value (000)
Taiwan (cont’d)
Electronic Equipment & Instruments (cont’d)
Radiant Opto-Electronics Corp.	255,000	$838
Ya Hsin Industrial Co., Ltd.	221,891	213
		9,178
Household Durables
Tsann Kuen Enterprise Co., Ltd.	(a)631,330	866
Insurance
Cathay Financial Holding Co., Ltd.	(a)1,042,000	2,097
Shin Kong Financial Holding Co., Ltd.	3,554,602	3,581
		5,678
Leisure Equipment & Products
Asia Optical Co., Inc.	549,046	3,782
Largan Precision Co., Ltd.	275,473	1,801
		5,583
Semiconductors & Semiconductor Equipment
MediaTek, Inc.	390,061	3,358
Taiwan Semiconductor Manufacturing Co., Ltd.	772,797	1,335
		4,693
Software
Cyberlink Corp.	370,053	1,093
Springsoft, Inc.	585,918	1,218
		2,311
		45,259
Thailand (3.4%)
Airlines
Thai Airways International PCL (Foreign)	(b)875,700	841
Commercial Banks
Bangkok Bank PCL (Foreign)	941,100	2,449
Kasikornbank PCL (Foreign)	1,801,000	2,477
Siam City Bank PCL (Foreign)	460,400	292
Siam Commercial Bank PCL (Foreign)	775,100	882
		6,100
Construction & Engineering
CH. Karnchang PCL (Foreign)	(b)2,717,100	744
Italian-Thai Development PCL (Foreign)	3,504,000	814
Sino Thai Engineering & Construction PCL (Foreign)	(a)(b)2,795,700	722
		2,280
Diversified Telecommunication Services
True Corp PCL (Foreign)	(a)6,399,700	1,611
Household Durables
Asian Property Development PCL (Foreign)	(b)9,160,300	$802
Land & Houses PCL (Foreign)	2,988,000	502
		1,304
Metals & Mining
Banpu PCL (Foreign)	(b)182,900	658
Oil & Gas
PTT PCL (Foreign)	(b)275,000	1,450
Thai Oil PCL (Foreign)	(b)198,700	304
		1,754
Wireless Telecommunication Services
Advanced Info Service PCL (Foreign)	(b)538,400	1,275
Total Access Communication PCL	(a)501,000	1,603
		2,878
		17,426
TOTAL COMMON STOCKS (Cost $412,041)		496,001
INVESTMENT COMPANY (1.0%)
India (1.0%)
Morgan Stanley Growth Fund (Cost $1,744)	(a)(c)9,491,200	4,946

	No. of Warrants
WARRANTS (0.0%)
Thailand (0.0%)
Construction & Engineering
Sino Thai Engineering & Construction PCL, expiring 4/18/08 (Cost $36)	(a)465,950	49

	Face Amount (000)
SHORT-TERM INVESTMENT (3.2%)
United States (3.2%)
Repurchase Agreement
J.P. Morgan Securities, Inc., 3.40%, dated 6/30/05, due 7/1/05, repurchase price $16,878 (Cost $16,876)	$ (d)16,876	16,876
TOTAL INVESTMENTS (99.8%) (Cost $430,697)		517,872
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		1,077
NET ASSETS (100%)		$518,949

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Portfolio of Investments (cont’d)	June 30, 2005 (unaudited)

(a)	Non-income producing.
(b)	Security was valued at fair value - At June 30, 2005, the Fund held $9,354,000 of fair valued securities, representing 1.8% of net assets.
(c)

Investments of Securities of Affiliated issuer — The Morgan Stanley Growth Fund, acquired at a cost of $1,744,059, is advised by an affiliate of the Adviser. During the six months ended June 30, 2005, the Fund had no purchases or sales of this security. The Fund derived no income from this security during the six months ended June 30, 2005.

(d)

Represents the Fund’s undivided interest in a joint repurchase agreement which has a total value of $779,270,000. The repurchase agreement was fully collateralized by U.S. government agency securities at the date of this Portfolio of Investments as follows: Federal Home Loan Mortgage Corp., 3.739% to 5.627%, due 6/1/32 to 3/1/35; Federal National Mortgage Association, Conventional Pools, 4.001% to 5.373%, due 5/1/32 to 7/1/35, which had a total value of $794,856,745. The investment in the repurchase agreement is through participation in a joint account with affiliated parties pursuant to exemptive relief received by the Fund from the SEC.

@	Face Amount/Value is less than $500.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Foreign Currency Exchange Contract Information:

The Fund had the following foreign currency exchange contract(s) open at period end:

Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Net Unrealized Appreciation (Depreciation) (000)
AUD	456	$347	7/5/05	USD	348	$348	$1
SGD	127	75	7/1/05	USD	75	75	@—
SGD	315	187	7/5/05	USD	187	187	@—
USD	3	3	7/5/05	THB	103	3	@—
		$612				$613	$1

AUD — Australian Dollar

SGD — Singapore Dollar

THB — Thai Baht

USD — U.S. Dollar

Graphic Presentation of Portfolio Holdings

The following graph depicts the Fund’s holdings by industry, as a percentage of total investments.

*                 Industries which do not appear in the top 10 industries and industries which represent less than 3% of total investments, if applicable, are included in the category labelled “Other”.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Financial Statements (unaudited)

Statement of Assets and Liabilities

June 30, 2005 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $428,953)	$512,926
Investment in Security of Affiliated Issuer, at Value (Cost $1,744)	4,946
Cash	1
Foreign Currency, at Value (Cost $1,083)	1,077
Receivable for Investments Sold	1,471
Dividends Receivable	900
Interest Receivable	35
Tax Reclaim Receivable	5
Unrealized Appreciation on Foreign Currency Exchange Contracts	1
Other	18
Total Assets	521,380
Liabilities:
Payable For:
Investments Purchased	1,507
Investment Advisory Fees	427
Dividends Declared	128
Custodian Fees	124
Administration Fees	12
Directors’ Fees and Expenses	12
Other Liabilities	221
Total Liabilities	2,431
Net Assets
Applicable to 35,538,259, Issued and Outstanding $0.01 Par Value Shares (200,000,000 Shares Authorized)	$518,949
Net Asset Value Per Share	$14.60
Net Assets Consist of:
Common Stock	$355
Paid-in Capital	586,094
Undistributed (Distributions in Excess of) Net Investment Income	(49)
Accumulated Net Realized Gain (Loss)	(154,618)
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Exchange Contracts and Translations	87,167
Net Assets	$518,949

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Financial Statements (unaudited)

Statement of Operations

Six Months Ended June 30, 2005 (000)
Investment Income
Dividends (Net of $387 of Foreign Taxes Withheld)	$5,346
Interest	189
Total Investment Income	5,535
Expenses
Investment Advisory Fees (Note B)	2,582
Administration Fees (Note C)	206
Custodian Fees (Note D)	188
Professional Fees	68
Stockholder Reporting Expenses	60
Stockholder Servicing Agent	44
Directors’ Fees and Expenses	5
Other Expenses	28
Total Expenses	3,181
Waiver of Administration Fees (Note C)	(131)
Expense Offset (Note D)	@—
Net Expenses	3,050
Net Investment Income (Loss)	2,485
Net Realized Gain (Loss) on:
Investments	13,961
Foreign Currency Transactions	(87)
Net Realized Gain (Loss)	13,874
Change in Unrealized Appreciation (Depreciation) on:
Investments	(15,624)
Foreign Currency Translations	(15)
Change in Unrealized Appreciation (Depreciation)	(15,639)
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(1,765)
Net Increase (Decrease) in Net Assets Resulting from Operations	$720

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Financial Statements

Statement of Changes in Net Assets

	Six Months Ended June 30, 2005 (unaudited) (000)	Year Ended December 31, 2004 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,485	$3,067
Net Realized Gain (Loss)	13,874	37,532
Change in Unrealized Appreciation (Depreciation)	(15,639)	44,710
Net Increase (Decrease) in Net Assets Resulting from Operations	720	85,309
Distributions from and/or in Excess of:
Net Investment Income	(128)	(3,779)
Capital Share Transactions:
Repurchase of Shares (145,406 and 108,021 Shares, Respectively)	(1,770)	(1,177)
Total Increase (Decrease)	(1,178)	80,353
Net Assets:
Beginning of Period	520,127	439,774
End of Period (Including Undistributed (Distributions in Excess of) Net Investment Income of $(49) and $(2,406), Respectively)	$518,949	$520,127

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended
	June 30, 2005		Year Ended December 31,
	(unaudited)		2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$14.58		$12.29	$8.57	$9.24	$10.82	$15.26
Net Investment Income (Loss)	0.07	†	0.09 †	0.05 †	0.02 †	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)		2.31	3.75	(0.70)	(1.56)	(4.50)
Total from Investment Operations	0.01		2.40	3.80	(0.68)	(1.58)	(4.51)
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)#	(0.11)	(0.09)	(0.01)	—	(0.22)
Anti-Dilutive Effect of Share Repurchase Program	0.01		0.00 #	0.01	0.02	0.00 #	0.29
Net Asset Value, End of Period	$14.60		$14.58	$12.29	$8.57	$9.24	$10.82
Per Share Market Value, End of Period	$13.12		$12.81	$10.85	$7.20	$7.49	$8.69
TOTAL INVESTMENT RETURN:
Market Value	2.45	%**	19.06%	51.87%	(3.77)%	(13.78)%	(24.66)%
Net Asset Value (1)	0.16	%**	19.63%	44.48%	(7.12)%	(14.60)%	(27.37)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$518,949		$520,127	$439,774	$308,817	$397,336	$621,505
Ratio of Expenses to Average Net Assets(2)	1.19	%*	1.18%	1.26%	1.35%	1.39%	1.26%
Ratio of Net Investment Income (Loss) to Average Net Assets(2)	0.96	%*	0.66%	0.51%	0.17%	0.19%	(0.07)%
Portfolio Turnover Rate	9	%**	25%	34%	37%	27%	35%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratio of Expenses to Average Net Assets Including Expense Offsets	1.19	%*	N/A	N/A	N/A	N/A	N/A
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.24	%*	1.19%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.91	%*	0.65%	N/A	N/A	N/A	N/A

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

†	Per share amount is based on average shares outstanding.
#	Amount is less than $0.005 per share.
*	Annualized
**	Not Annualized

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements	June 30, 2005 (unaudited)

The Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”) was incorporated in Maryland on February 28, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Fund’s investment objective is long-term capital appreciation through investments primarily in equity securities.

A.    Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.     Security Valuation: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2.     Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3.     Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•      investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

•      investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consist of securities of issuers located in Asia which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Asian securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.  In addition, Asian securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.  Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund’s investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund has utilized and their associated risks:

4.     Foreign Currency Exchange Contracts:  The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

5.     Structured Securities: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

6.     Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

7.     Other: Security transactions are accounted for on the date the securities are purchased or sold.  Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and is reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.    Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly net assets.

C.    Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an administration agreement for a monthly fee, computed weekly and payable monthly, which on an annual basis equals to 0.08% of the average weekly net assets of the Fund. As approved by the Board of Directors, MS Investment Management has agreed to limit the administration fee so that it will be no greater than the old administration fee of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2005, $131,000 of administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorganChase Bank, JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.    Custodian Fees: JPMorgan Chase Bank and its affiliates serve as custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.     Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statement of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2004 and 2003 was as follows:

2004 Distributions Paid From: (000)		2003 Distributions Paid From: (000)
	Long-term		Long-term
Ordinary	Capital	Ordinary	Capital
Income	Gain	Income	Gain
$3,779	$—	$3,175	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences are generally due to differing treatments of gains and losses related to foreign currency transactions and gains on certain equity securities designated as issued by passive foreign investment companies. Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital.

At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$126	$—

At June 30, 2005, the U.S. Federal income tax cost basis of investments was approximately $430,697,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $87,175,000 of which $125,388,000 related to appreciated securities and $38,213,000 related to depreciated securities.

At December 31, 2004, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $168,225,000 available to offset future capital gains, of which $91,063,000 will expire on December 31, 2006, $73,332,000 will expire on December 31, 2009 and $3,830,000 will expire on December 31, 2010. During the year ended December 31, 2004, the Fund utilized capital loss carryforward for U.S. Federal income tax purposes of approximately $37,569,000.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital, currency and passive foreign investment company losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.  For the year ended December 31, 2004, the Fund did not defer any post-October capital, currency and passive foreign investment company losses to January 1, 2005, for U.S. Federal income tax purposes.

F.     Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Other: During the six months ended June 30, 2005, the Fund made purchases and sales totalling approximately $43,775,000 and $43,805,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

During the six months ended June 30, 2005, the Fund incurred $16,000 of brokerage commissions to Morgan Stanley & Co.  Incorporated, an affiliated broker dealer.

On January 23, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from their net asset value. For the six months ended June 30, 2005, the Fund repurchased 145,406 of its shares at an average discount of 14.37% from net asset value per share. Since the inception of the program, the Fund has repurchased 15,397,432 of its shares at an average discount of 20.37% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

On June 20, 2005 the Officers of the Fund, pursuant to authority granted by the Board of Directors declared a distribution of $0.0036 per share, derived from net investment income, payable on July 15, 2005, to stockholders of record on June 30, 2005.

Morgan Stanley Asia-Pacific Fund, Inc.

Notes to Financial Statements (cont’d)	June 30, 2005 (unaudited)

Reporting to Stockholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

Morgan Stanley Asia-Pacific Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Asia-Pacific Fund, Inc.

American Stock Transfer & Trust Company

Dividend Reinvestment and Cash Purchase Plan

59 Maiden Lane

New York, New York 10030

1 (800) 278-4353

Item 2.  Code of Ethics.

Not applicable for semi-annual reports

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies — Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Required disclosure beginning with fiscal year end 12/31/05.

Item 9. Closed-End Fund Repurchases

Morgan Stanley Asia-Pacific Fund, Inc.*

TOTAL NUMBER OF
			SHARES PURCHASED AS	MAXIMUM NUMBER
			PART OF PUBLICLY	OF SHARES THAT MAY YET
	TOTAL NUMBER OF	AVERAGE PRICE	ANNOUNCED PLANS	BE PURCHASED UNDER
Period	SHARES PURCHASED	PAID PER SHARE	OR PROGRAMS	THE PLANS OR PROGRAMS
January	33,512	$12.66	33,512	Unlimited
February	—	—	—	Unlimited
March	—	—	—	Unlimited
April	111,483	$11.96	111,483	Unlimited
May	411	$12.30	411	Unlimited
June	—	—	—	Unlimited

*   The Share Repurchase Program commenced on 1/23/1998.

** The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)             The Code of Ethics — Not applicable for semi-annual reports.

(b)            A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of Ex-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Asia-Pacific Fund, Inc.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name:	Ronald E. Robison
Title:	Principal Executive Officer
Date:	August 23, 2005

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Financial Officer
Date:	August 23, 2005